Exhibit 99.1

Certification

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of FirstMerit Corporation (the “Corporation”), hereby certifies that the Corporation’s Form 10-Q for the quarter ended September 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: November 13, 2002	By:	/s/ John R. Cochran Chairman and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.